UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 29, 2020

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	WDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02:	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Director Retirement

On April 29, 2020, Alan W. Kosloff retired from the Board of Directors of Waddell & Reed Financial, Inc. (the “Company”), after reaching the mandatory retirement age set forth in the Company’s Corporate Governance Guidelines.

Stockholder Incentive Plan

At the 2020 annual meeting of stockholders of the “Company held on April 29, 2020 (the “Annual Meeting”), the Company’s stockholders approved the Waddell & Reed Financial, Inc. Stock Incentive Plan, as amended and restated (the “Stock Incentive Plan”), including an increase to the number of shares available for awards by 4.8 million shares.

A description of the material terms of the Stock Incentive Plan is set forth under the heading “Proposal 3 to Approve the Waddell & Reed Financial, Inc. Stock Incentive Plan, as amended and restated” in the Company’s proxy statement filed with the Securities and Exchange Commission on March 6, 2020, which description is hereby incorporated by reference. In addition, a copy of the Stock Incentive Plan is included with this Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to the terms and provisions of the Stock Incentive Plan.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 29, 2020, the Company held its 2020 Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company's Proxy Statement filed with the SEC on March 6, 2020. The results of the stockholder vote are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as Class I directors to hold office until the 2023 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or their earlier resignation or removal.

Nominee	For	Withheld	Non-Votes
Sharilyn S. Gasaway	53,784,796	1,331,583	5,502,008
Katherine M.A. (“Allie”) Kline	54,406,819	709,560	5,502,008
Jerry W. Walton	53,141,178	1,975,200	5,502,008

Proposal 2 – Advisory Vote on Named Executive Officer Compensation

The stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers.

For	Against	Abstain	Non-Votes
48,471,000	6,494,601	150,778	5,502,008

Proposal 3 – Approval of the Waddell & Reed Financial, Inc. Stock Incentive Plan, as Amended and Restated

The stockholders approved the Stock Incentive Plan.

For	Against	Abstain	Non-Votes
47,901,741	7,090,648	123,989	5,502,008

Proposal 4 – Ratification of KPMG LLP as the Company's Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP to serve as the Company's independent registered public accounting firm for the 2020 fiscal year.

For	Against	Abstain	Non-Votes
58,411,582	1,994,286	212,518	0

Item 9.01	Financial Statements and Exhibits.

10.1	Waddell & Reed Financial, Inc. Stock Incentive Plan, as amended and restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: April 30, 2020	By:	/s/ Mark P. Buyle
Senior Vice President, Chief Legal Officer, General
Counsel and Secretary